SUPPLEMENT DATED SEPTEMBER 25, 2019

TO THE PACIFIC SELECT FUND SUMMARY PROSPECTUS

DATED MAY 1, 2019 FOR

EQUITY INDEX PORTFOLIO

This supplement revises the Pacific Select Fund Summary Prospectus dated May 1, 2019 for Equity Index Portfolio (the “Prospectus”), and must be preceded or accompanied by the Prospectus.  The changes described in this supplement are effective as of the date of the supplement.  Remember to review the Prospectus for other important information.  Capitalized terms not defined herein are as defined in the Prospectus.

At a meeting held on September 18, 2019, the Board of Trustees of the Equity Index Portfolio (the “Board”) approved a change to the Equity Index Portfolio’s (the “Fund’s”) diversification policy under the Investment Company Act of 1940, as amended.  Under the revised policy, the Fund will continue to track its target index even if the Fund becomes non-diversified solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the index.

Shareholder approval will not be sought if the Fund crosses from diversified to non-diversified status due solely to a change in the relative market capitalization or index weighting of one or more constituents of the index.

After the last sentence in the Principal Investment Strategies subsection, the following sentence is added:

The Fund may become non-diversified, as defined under the Investment Company Act of 1940, as amended (the “1940 Act”), solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the index.

The following is added to the Principal Risks subsection:

•                 Non-Diversification Risk: In order to track the composition of the Fund’s benchmark index, the Fund’s total assets may be invested in multiple issuers each representing more than 5% of the Fund’s total assets.  As a result, the Fund may become non-diversified under the 1940 Act, although it may continue to hold multiple stocks across various sectors.  A Fund that is classified as non-diversified may invest a greater percentage of its assets in a single issuer or a fewer number of issuers than a fund that is classified as diversified.  This increases the Fund’s price volatility risk and the risk that its value could go down because the poor performance of a single investment or a fewer number of investments will have a greater impact on the Fund than a diversified fund with more investments.  Being classified as non-diversified does not prevent the Fund from being managed as though it were a diversified fund.